SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): December 20, 2007

ENTERTAINMENT DISTRIBUTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-15761	98-0085742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 8th Avenue, 23rdFloor
New York, New York10019
(Address of Principal
Executive Offices)

(212) 333-8400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuantto Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2007, Entertainment Distribution Company, LLC (“EDC”), a subsidiary of Entertainment Distribution Company, Inc. (the “Company”), entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with Entertainment Distribution Company (USA), LLC (the “Guarantor”), the lenders party thereto (the “Lenders”) and Wachovia Bank, National Association, as administrative agent (the “Agent”) amending certain terms of the Credit Agreement dated as of May 31, 2005 by and among EDC, the Guarantor, Glenayre Electronics, Inc. (“GEI”), the Lenders and the Agent (as amended, modified and supplemented, the “Credit Agreement”).  Pursuant to the Fourth Amendment, (1) subsection (c) of the definition of “Change of Control” was amended to clarify that indirect holdings as well as direct holdings would be taken into account in the covenant requiring GEI to own a majority or more of the then outstanding equity interests of EDC, (2) certain defined terms were added and others were revised to provide for the transfer of the Class A membership interests in EDC from GEI to its newly created, wholly-owned subsidiary, GEI EDC Holding, Inc. and (3) the indebtedness and restricted payment covenants of the Credit Agreement were amended to authorize the entry into and repayment of specified intercompany loan transactions among EDC and certain of its affiliates.  These amendments were made to facilitate certain internal financial and corporate planning matters which did not result in any change in EDCI’s aggregate equity interest in EDC or the Company’s aggregate third party indebtedness.

A copy of the Fourth Amendment is filed with this report as Exhibit 10.1 and is hereby incorporated by reference herein. The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            On December 27, 2007, the Company and Mathew K. Behrent, the Company’s Executive Vice President, Corporate Development, entered into a letter agreement (the “Behrent Employment Agreement”) to confirm certain terms of Mr. Behrent’s continued employment with the Company, including relinquishing any right to receive options upon future acquisitions or dispositions and to reflect Mr. Behrent’s new title and duties in the position of Executive Vice President, Corporate Development of the Company, to which he was appointed on November 5, 2007.  Pursuant to the Behrent Employment Agreement, Mr. Behrent’s base salary will initially be $260,000, which is his current base salary.  Mr. Behrent will also be eligible to participate in the Company’s Incentive Bonus Plan.  In addition, the Behrent Employment Agreement provides that Mr. Behrent will be entitled to a “stay bonus” in an amount equal to his base salary, payable in a lump sum, if he remains employed by the Company through September 1, 2008 or, if a change in control as defined by the Behrent Employment Agreement occurs prior to September 1, 2008, he remains employed by the Company or any successor to the Company following the change in control through the 90 day anniversary of such change in control.  The Behrent Employment Agreement contains additional terms regarding Mr. Behrent’s employment, including, without limitation, provisions regarding severance, termination and change of control.

On December 27, 2007, the Company entered into an amended and restated letter agreement with Jordan M. Copland, its Executive Vice President and Chief Financial Officer and Interim Chief Executive Officer (the “Copland Employment Agreement”).  The terms of Mr. Copland’s original letter agreement dated December 12, 2006 (the “Original Agreement”) are described in the Company’s report on Form 8-K dated December 12, 2006.  The Copland Employment Agreement amends and restates the terms of the Original Agreement, to address certain inadvertent errors made in the Original Agreement in the definitional provisions and to conform certain additional provisions, including those regarding termination and severance, to those included in the Behrent Employment Agreement.  The Copland Employment Agreement also provides for a “stay bonus” in an amount equal to Mr. Copland’s base salary upon the same terms set forth in the Behrent Employment Agreement.  The Copland Employment Agreement does not alter any other terms of the original letter agreement, including base salary.

Messrs. Copland and Behrent also agreed to the cancellation of all outstanding stock options held by them, covering an aggregate of 585,000 and 425,530 shares, respectively.

On December 27, 2007, the Company and EDC, entered into a letter agreement (the “Costabile Supplement”) with Thomas Costabile, the President and Chief Operating Officer of EDC, supplementing Mr. Costabile’s original letter agreement dated May 9, 2005 (the “Original Agreement”) relating to Mr. Costabile’s employment by EDC.

The terms of the Original Agreement are described in the Company’s report on Form 8-K dated May 31, 2005.  The Costabile Supplement reflects Mr. Costabile’s additional position of President of EDC, to which he was appointed on November 5, 2007, and provides for the payment to Mr. Costabile of a “stay bonus” of $100,000, payable in a lump sum, if he remains employed by EDC through November 1, 2008, or, if a change in control as defined in the Costabile Supplement occurs prior to November 1, 2008, he remains employed by EDC or any successor to EDC following such change in control through the 90 day anniversary of such change in control.  The Costabile Supplement does not alter any other terms of the Original Agreement, including base salary.

A copy of the Behrent Employment Agreement, the Copland Employment Agreement and the Costabile Supplement are filed with this report as Exhibit 10.2, 10.3 and 10.4, respectively, and are hereby incorporated by reference.  The foregoing descriptions of the Behrent Employment Agreement, the Copland Employment Agreement and the Costabile Supplement do not purport to be complete and are qualified in their entirety by reference to the full text of the Behrent Employment Agreement, Copland Employment Agreement and the Costabile Supplement, respectively.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1
Fourth Amendment to Credit Agreement dated as of December 20, 2007, by and among Entertainment Distribution Company, LLC, as borrower, the guarantors party thereto, the lenders party thereto and Wachovia Bank, National Association, as administrative agent.

10.2	Letter Agreement between Matthew K. Behrent and Entertainment Distribution Company, Inc. dated December 27, 2007.
10.3	Amended and Restated Letter Agreement between Jordan M. Copland and Entertainment Distribution Company, Inc. dated December 27, 2007.
10.4	Letter Agreement among Thomas Costabile, Entertainment Distribution Company, LLC and Entertainment Distribution Company, Inc. dated December 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT DISTRIBUTION COMPANY , INC.

Date: December 27, 2007	By:	/s/ Jordan M. Copland
Jordan M. Copland
Executive Vice President and Chief Financial Officer

Entertainment Distribution Company, Inc.

Exhibit Index

Exhibit No.	Description
10.1
Fourth Amendment to Credit Agreement dated as of December 20, 2007, by and among Entertainment Distribution Company, LLC, as borrower, the guarantors party thereto, the lenders party thereto and Wachovia Bank, National Association, as administrative agent.

10.2	Letter Agreement between Matthew K. Behrent and Entertainment Distribution Company, Inc. dated December 27, 2007.
10.3	Amended and Restated Letter Agreement between Jordan M. Copland and Entertainment Distribution Company, Inc. dated December 27, 2007.
10.4	Letter Agreement among Thomas Costabile, Entertainment Distribution Company, LLC and Entertainment Distribution Company, Inc. dated December 27, 2007.